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                                                                 Exhibit 10.21


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT made as of the 20th day of January, 2000, by and between Semele Group Inc., a Delaware corporation (the "Pledgor"), and Equis Financial Group Limited Partnership, a Massachusetts limited partnership (the "Secured Party"),

                             W I T N E S S E T H:

         WHEREAS, pursuant to an Agreement for Purchase and Sale of Special Beneficiary Interests dated November 18, 1999 (the "Purchase Agreement"), the Pledgor has purchased from the Secured Party a beneficial interest in each of the four following trusts, each such interest being defined in the Second Amended and Restated Declaration of Trust, as amended to date, of each of the trusts as a "Special Beneficiary Interest":

                             AFG Investment Trust A
                             AFG Investment Trust B
                             AFG Investment Trust C
                             AFG Investment Trust D

(such Special Beneficiary Interests collectively, the "Special Beneficiary Interests," and such Trusts collectively the "Trusts");

         WHEREAS, the Pledgor has paid for the Special Beneficiary Interests by delivery of the Pledgor's promissory note payable to the Secured Party in the principal amount of $9,652,500 (the "Note"); and

         WHEREAS, the Pledgor has agreed to secure its commitments under the Note by a pledge of the Special Beneficiary Interests now owned by the Pledgor;

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


         1.       PLEDGE.

                  In consideration of the acceptance by the Secured Party of the Note and the undertakings of the Pledgor in this Agreement, the Pledgor hereby grants a security interest to the Secured Party in the Special Beneficiary Interests together with all of the Pledgor's rights to receive distributions in respect to such securities, whether in cash, securities or other property, and whether during the continuance of or on account of the liquidation of any issuer of such securities, and all of its other rights as a holder of securities of each such issuer, and all of its rights, title and interest in and to any certificate, instrument or other evidence of any of the foregoing, and together with any and all substitutions and replacements thereof, including any securities or other instruments into which any of the foregoing may at any time and from time to time be converted or exchanged (the "Pledged Interests"). An Assignment form duly endorsed in blank by the Pledgor is herewith delivered to the Secured Party, to be held on the terms and conditions

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contained herein. The Pledgor hereby appoints the Secured Party as its attorney in fact to cause the transfer of the Pledged Interests on the books of the Trusts to the Secured Party or its designee upon the occurrence of an "Event of Default," as such term is defined in the Note. The Secured Party shall hold the Pledged Interests as security for the purposes described herein and shall not encumber or dispose of such property except in accordance with the provisions of this Agreement.


         2.       LIQUIDATION, RECAPITALIZATION, ETC.

                  Any sums paid upon or with respect to any of the Pledged Interests upon the consolidation, liquidation, recapitalization, dissolution or reorganization of any of the Trusts or any other issuer thereof shall be paid over to the Secured Party to be held by it as security for the Note; and in case any distribution of capital shall be made upon or with respect to any of the Pledged Interests or any property shall be distributed upon or with respect to any of the Pledged Interests pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization or consolidation thereof, the property so distributed shall be delivered to the Secured Party to be held by it as security for the Note. All sums of money and other property paid or distributed in respect of the Pledged Interests upon any such stock consolidation, liquidation, dissolution, reorganization, recapitalization or reclassification which are received by the Pledgor shall, until paid or delivered to the Secured Party, be held in trust for the Secured Party as security for the Note.


         3.       WARRANTY OF TITLE.

                  The Pledgor warrants that it has good and marketable title to the Pledged Interests pledged hereunder on the date hereof, subject to no pledge, lien, security interest, charge, option, restriction or other encumbrance, and that it has power, authority and legal right to pledge such Pledged Interests pursuant to this Agreement. The Pledgor covenants that it will defend the Secured Party's rights and security interest in such Pledged Interests against the claims and demands of all persons whomsoever; and the Pledgor covenants that it will have the like title to and right to pledge all other property hereafter pledged with the Secured Party hereunder and will likewise defend the Secured Party's rights and security interest therein.


         4.       DISTRIBUTIONS AND VOTING RIGHTS.

                  Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash distributions paid in respect of the Pledged Interests and to vote the Pledged Interests and to give consents, waivers and ratifications in respect of the Pledged Interests; provided, however, that no vote shall be cast, or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provisions of this Agreement or the Note. All such rights of the Pledgor to receive any cash distributions shall cease in case an Event of Default shall have occurred and be continuing, and in that case cash distributions shall be paid over by the Pledgor to the Secured Party to be applied by it to the satisfaction of the Note, and all cash distributions received by the Pledgor shall, until so paid to the Secured Party, be held in trust for the Secured Party as security for the Note. All such rights of the Pledgor to vote and give consents, waivers and ratifications with respect to the Pledged Interests shall, at

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the Secured Party's option as evidenced by the Secured Party's notifying the
Pledgor of such election, cease in case an Event of Default shall have occurred and be continuing, and in that case the Secured Party shall have all such rights.


         5.       DISCHARGE OF OBLIGATIONS.

                  Upon payment and performance in full of all obligations to be performed by the Pledgor under the Note, the Secured Party shall transfer to the Pledgor all of the Pledged Interests and all rights received by the Secured Party as a result of the pledge contained herein.


         6.       DEFAULT.

                  Upon the occurrence of an Event of Default, the Secured Party shall have the rights and remedies provided in the Uniform Commercial Code of Massachusetts, and in that connection the Secured Party may, upon 5 days' notice to the Pledgor sent by registered mail and without liability for any diminution in price which may have occurred, sell all of the Pledged Interests in such manner and for such price as the Secured Party may determine. It is agreed by the Pledgor that such notice is reasonable. At any public sale, the Secured Party shall be free to purchase all or any part of the Pledged Interests. Out of the proceeds of any sale, the Secured Party may retain an amount equal to the principal and interest then due under the Note, plus the amount of the expenses of sale, including legal costs and reasonable attorneys' fees, and shall pay any balance of such proceeds to the Pledgor.


         7.       BINDING EFFECT.

                  This Agreement shall be binding upon and inure to the benefit of the Pledgor and the Secured Party and their successors and assigns; provided, however, that neither party may assign this Agreement without the consent of the other.


         8.       OTHER PROVISIONS.

                  (a) WAIVERS; RIGHTS AND REMEDIES. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver thereof or of any other right or remedy. No waiver by the Secured Party shall be effective unless made in writing, and a waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All the Secured Party's rights and remedies shall be cumulative and may be exercised singularly or concurrently, and nothing herein shall be deemed to limit in any way any rights the Secured Party might otherwise have under any other instrument or by law, including, without limiting the generality thereof, the right to negotiate any note or other instrument together with any collateral specifically described herein.

                  (b) ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may be amended only by an instrument in writing referring to this Agreement executed by the Pledgor and the Secured Party.


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                  (c) GOVERNING LAW. This Agreement shall be governed by and construed and interpreted according to the laws of the Commonwealth of Massachusetts.

                  (d) NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered in hand or deposited in the United States mail, postage prepaid, or with Federal Express or comparable overnight delivery service, addressed as follows:

                                    (i)     if to the Pledgor:

                                    Semele Group Inc.
                                    200 Nyala Farms
                                    Westport, CT  06880
                                    Attn:  President

                                    (ii)    if to the Secured Party:

                    Equis Financial Group Limited Partnership
                                    88 Broad Street
                                    Boston, MA  02110
                                    Attn:  Chief Executive Officer

or to such other address as a party shall designate by notice to the other.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    SEMELE GROUP INC.


                                    By: /s/ James A. Coyne
                                        ---------------------------------------
                                        James A. Coyne
                                    Title: President


                                    EQUIS FINANCIAL GROUP LIMITED
                                      PARTNERSHIP

                                    By: Equis Corporation, its general partner


                                    By: /s/ Gary D. Engle
                                        ---------------------------------------
                                        Gary D. Engle
                                        Title: President

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